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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 29, 2005


                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


             OHIO                         1-2299                34-0117420
             ----                         ------                ----------
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
Incorporation or Organization)            Number)           Identification No.)


                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On November 29, 2005, the Executive Organization & Compensation Committee of Applied's Board of Directors rescinded the April 20, 2005 amendment of the Non-Statutory Stock Option Award Terms and Conditions applicable to awards outstanding to outside directors on that date and further amended the exercise period of such awards to conform with the non-coverage requirements set forth in the proposed regulations under Section 409A of the Internal Revenue Code.

            The amended form, attached as Exhibit 10 to this Form 8-K, changes the original one-year exercise period within which an outside director may exercise his or her outstanding pre-April 20, 2005 stock options after ceasing to be a director to end on the later of: (i) the 15th day of the third month following the one-year anniversary of the cessation date (within the option term), or (ii) the December 31st of the calendar year in which the one-year anniversary of the cessation date occurs (within the option term).


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (d)      Exhibits.
            ---------

            Exhibit 10 Form of Non-Statutory Stock Option Award Terms and Conditions (Directors)



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                   (Registrant)



                                   By:    /s/ Fred D. Bauer
                                       ----------------------------------------
                                          Fred D. Bauer
                                          Vice President-General Counsel
                                                  & Secretary


Date:  November 30, 2005


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

      10          Form of Non-Statutory Stock Option Award Terms and Conditions
                  (Directors)